Assurant, Inc.- Subsidiary Chart as of 9/30/2017

Assurant, Inc.		DE
	Owns 100% of Family Considerations, Inc.	GA
	Owns 100% of FamilySide, Inc.	CANADA
	Owns 100% of Florida Office Corp.	DE
	Owns 100% of GP Legacy Place, Inc.	DE
	Owns 100% of Insureco, Inc.	CA
	Owns 100% of Interfinancial Inc.	GA
	Owns 100% of Union Security Life Insurance Company of New York	NY

Insureco, Inc.
	Owns 100% of Assurant Reinsurance of Turks & Caicos, Ltd.	TURKS & CAICOS
	Owns 100% of Insureco Agency & Insurance Services, Inc.	CA
	Owns 100% of Assurant IA Holding Corp. (fka GTI Holdings Corp.)	DE

Assurant IA Holding Corp.
	Owns 100% of Assurant Insurance Agency, Inc. (fka Green Tree Insurance Agency, Inc.)	MN
	Owns 100% of Green Tree Insurance Agency Reinsurance Limited	TURKS & CAICOS

Interfinancial Inc.
	Owns 100% of ALOC Holdings ULC	CANADA
	Owns 100% of American Bankers Insurance Group, Inc.	FL
	Owns 100% of American Memorial Life Insurance Company	SD
	Owns 100% of American Security Insurance Company	DE
	Owns 100% of Guardian Travel, Inc.	FL
	Owns 100% of Time Insurance Company	WI
	Owns 100% of TrackSure Insurance Agency, Inc.	CA
	Owns 100% of Union Security Insurance Company	KS
	Owns 100% of John Alden Life Insurance Company	WI
	Owns 100% of Assurant Investment Management LLC	DE
	Owns 100% of Assurant Commercial Mortgage Depositor, LLC	DE
	Owns 100% of Assurant Captive Insurance Company	GA

Assurant Investment Management LLC
	Sole Member of AIM Real Estate GP, LLC	DE

	Sole Member of Assurant CLO Management Holdings GP, LLC	DE
	Non-Member Manager - AIM West 12th Street LLC	DE
	Non-Member Manager - AIM Vinings LLC	DE
	Non-Member Manager - AIM 155 Steele Street LLC	DE
	Non-Member Manager - AIM Madison Apartments LLC	DE
	Non-Member Manager - AIM Tapestry LLC	DE
	Non-Member Manager - AIM Stonecreek-Parkside LLC	DE
	Non-Member Manager - AIM Montford Park LLC	DE
	Non-Member Manager - AIM Lakeview LLC	DE

AIM Real Estate GP, LLC
	General Partner of AIM Real Estate Co-Investment Fund, L.P.	DE

Assurant CLO Management Holdings GP, LLC
	General Partner of Assurant CLO Management Holdings, LP	DE

Assurant CLO Management Holdings, LP
	Sole Member of Assurant CLO Management, LLC	DE

ALOC Holdings ULC
	Owns 100% of Assurant Life of Canada	CANADA

American Security Insurance Company
	Owns 100% of Standard Guaranty Insurance Company	DE
	Owns 25% of AIM Acquisitions LLC	DE

Standard Guaranty Insurance Company
	Owns 15% of AIM Acquisitions LLC	DE

American Bankers Insurance Group, Inc.
	Owns 100% of ABI International	CAYMAN ISLANDS
	Owns 100% of American Bankers Insurance Company of Florida	FL
	Owns 100% of American Bankers Life Assurance Company of Florida	FL
	Owns 100% of American Bankers Management Company, Inc	FL
	Owns 100% of Assurant Service Protection, Inc.	OK
	Owns 100% of Assurant Services Canada Inc.	CANADA

	Owns 100% of Assurant BARC Reinsurance Limited (fka Bankers Atlantic Reinsurance Company)	TURKS & CAICOS
	Owns 100% of Federal Warranty Service Corporation	IL
	Owns 100% of Assurant New Ventures, Incorporated (fka Guardian Investment Services, Inc.)	FL
	Owns 100% of Assurant Services, LLC	TX
	Owns 100% of MSDiversified Corp.	MS
	Owns 100% of National Insurance Agency	FL
	Owns 100% of Assurant Payment Services, Inc.	FL
	Owns 52% of Signal Holdings LLC	PA
	Owns 100% of Sureway, Inc.	DE
	Owns 100% of TS Holdings, Inc.	DE
	Owns 100% of Voyager Group, Inc.	FL
	Owns 100% of Voyager Service Warranties, Inc.	FL
	Owns .01% of Cooperatieve Assurant Netherlands U.A.	NETHERLANDS
	Owns 99% of Assurant Direta Corretora de Seguros Ltda (fka Assurant Services Brasil, Limitada)	BRASIL
	Owns 100% of Mobile Defense, Inc.	DE

ABIG Holding de Espana, S.L.
	Owns 96.986% of Assurant Argentina Compania de Seguros Sociedad Anonima	ARGENTINA
	Owns 95% of Assurant Services Argentina, S.A.	ARGENTINA
	Owns 99% of Assurant Holding Mexico, S. de R.L. de C.V.	MEXICO
	Owns 99% of Assurant Seguradora S.A.	BRASIL
	Owns 100% of Assurant Services de Chile, SpA	CHILE
	Owns 98% of Assurant Servicios de Mexico, S.A. de CV	MEXICO
	Owns 99% of Assurant Servicos Ltda. (fka Rolim Consult S.A.)	BRASIL
	Owns 99% of Assurant Chile Compañia de Seguros Generales S.A.	CHILE
	Owns 99% of Assurant Solutions Comercio e Servicos de Equipamentos Electronicos Ltda.	BRASIL
	Owns 99% of Assurant Services del Peru SAC	PERU
	Owns 100% of Assurant Colombia Compania de Servicios S.A.S.	COLOMBIA

ABI International
	Owns 1% of Assurant International Division Limited	MALTA
	Owns 100% of Solutions Holdings	CAYMAN ISLANDS
	Owns 100% of Protection Holding Cayman	CAYMAN ISLANDS

	Owns 30% of Solutions Cayman	CAYMAN ISLANDS

Solutions Holdings
	Owns 70% of Solutions Cayman	CAYMAN ISLANDS
	Owns 100% of Assurant Co., Ltd	UNITED KINGDOM
	Owns 100% of Assurant Direct Limited	UNITED KINGDOM

Solutions Cayman
	Owns 100% of Assurant Group, Limited	UNITED KINGDOM

Protection Holding Cayman
	Owns 99% of Assurant International Division Limited	MALTA

American Bankers Insurance Company of Florida
	Owns 100% of American Bankers General Agency, Inc.	TX
	Owns 60% of AIM Acquisitions LLC	DE

American Bankers General Agency, Inc.
	Controls thru a management agreement - Reliable Lloyds Insurance Company	TX

Assurant International Division Limited
	Owns 3.014% of Assurant Argentina Compania de Seguros Sociedad Anonima	ARGENTINA
	Owns 5% of Assurant Services Argentina, S.A.	ARGENTINA
	Owns 49% of Assurant Danos Mexico S.A.	MEXICO
	Owns 1% of Assurant Seguradora S.A.	BRASIL
	Owns 2% of Assurant Servicios de Mexico, S.A. de CV	MEXICO
	Owns 100% of Assurant Services of Puerto Rico, Inc.	PR
	Owns 49% of Assurant Vida Mexico S.A.	MEXICO
	Owns 100% of ABIG Holding de Espana, S.L.	SPAIN
	Owns 1% of Assurant Servicos Ltda. (fka Rolim Consult S.A.)	BRASIL
	Owns 1% of Assurant Chile Compañia de Seguros Generales S.A.	CHILE
	Owns 100% of Assurant Solutions Holding Puerto Rico, Inc.	PR
	Owns 99.99% of Cooperatieve Assurant Netherlands U.A.	NETHERLANDS
	Owns 1% of Assurant Solutions Comercio e Servicos de Equipamentos Electronicos Ltda.	BRASIL
	Owns 1% of Assurant Services del Peru SAC	PERU

Cooperatieve Assurant Netherlands U.A.

	Owns 100% of Assurant Solutions Assistance B.V.	NETHERLANDS

Assurant Servicios de Mexico, S.A. de CV
	Owns 1% of Assurant Holding Mexico, S. de R.L. de C.V.	MEXICO

Assurant Solutions Holding Puerto Rico, Inc.
	Owns 74.33% of Caribbean American Property Insurance Company	PR
	Owns 100% of Caribbean American Life Assurance Company	PR

American Bankers Management Company, Inc.
	Owns 100% of Consumer Assist Network Association, Inc.	DE
	Owns 1% of Assurant Direta Corretora de Seguros Ltda (fka Assurant Services Brasil, Limitada)	BRASIL

Assurant Group LTD
	Owns 100% of Assurant General Insurance Limited	UNITED KINGDOM
	Owns 100% of Assurant Life Limited	UNITED KINGDOM
	Owns 100% of Assurant Intermediary Ltd.	UNITED KINGDOM
	Owns 100% of Assurant Deutschland GmbH	GERMANY
	Owns 100% of Assurant Italia Agenzia di Assicurazioni s.r.l.	ITALY
	Owns 100% of Assurant Services Italia s.r.l.	ITALY
	Owns 100% of Assurant Solutions Spain, S.A.	SPAIN
	Owns 100% of Lifestyle Services Group Ltd.	UNITED KINGDOM

Lifestyle Services Group Ltd.
	Owns 100% of Digital Services (UK) Ltd.	UNITED KINGDOM
	Owns 100% of Assurant Device Care Limited (fka MobileServ 5 Ltd.)	UNITED KINGDOM
	Owns 100% of Assurant Holdings France SAS	FRANCE
	Owns 100% of STAMS Ltd.	UNITED KINGDOM

Assurant Co., Ltd
	Owns 100% of Assurant Services Korea Limited	SOUTH KOREA
	Owns 100% of Assurant Services Hong Kong Limited	HONG KONG
	Owns 100% of Assurant Services Australia Pty Limited	AUSTRALIA
	Owns 100% of Assurant Japan KK	JAPAN

Assurant Services Korea Limited
	Owns 67% of Olivar	SOUTH KOREA

Assurant Holdings France SAS
	Owns 100% of CWI Group	FRANCE

CWI Group
	Owns 100% of CWI Distribution	FRANCE
	Owns 100% of Assurant France (fka CWI Corporate)	FRANCE

Assurant Holding Mexico, S. de R.L. de C.V.
	Owns 51% of Assurant Danos Mexico S.A.	MEXICO
	Owns 51% of Assurant Vida Mexico S.A.	MEXICO

Caribbean American Life Assurance Company
	Owns 25.67% of Caribbean American Property Insurance Company	PR

Assurant Services, LLC
	Owns 100% of Field Asset Services, LLC	DE
	Owns 100% of Assurant Appraisals, LLC (fka StreetLinks, LLC)	IN
	Owns 100% of eMortgage Logic, LLC	TX
	Owns 100% of Shipsurance Insurance Services, Inc.	CA
	Owns 100% of American Title, Inc.	NE

American Title, Inc.
	Owns 100% of Collateral Intelligence, LLC	DE

Field Asset Services, LLC
	Owns 100% of FAS-Nationstar, LLC	MO
	Owns 100% of FAS - Tenant Access Utilities, LLC	TX
	Owns 100% of FAS-OWB Utilities, LLC	TX

MS Diversified Corp.
	Owns 100% of United Service Protection Corporation	DE
	Owns 100% of United Service Protection, Inc.	FL

United Service Protection Corporation
	Owns 100% of Coast to Coast Dealer Services Inc. (New York)	NY

Signal Holdings LLC

	Owns 99.9% of CWork Solutions, LP	PA
	Owns 100% of Signal GP LLC	DE
	Owns 100% of Signal Northwest LLC	DE
	Owns 99.9% of The Signal	PA
	Owns 100% of TeleCom Re, Inc.	FL
	Owns 100% of Broadtech, LLC (fka Broadtech, Inc.)	TX

Signal GP LLC
	Owns 0.1% of CWork Solutions, LP	PA
	Owns 0.1% of The Signal	PA

Sureway, Inc.
	Owns 100% of Assurant Consulting Company, Limited	CHINA

Telecom Re, Inc.
	Owns 48% of Signal Holdings LLC	PA

Voyager Group Inc.
	Owns 100% of Voyager Indemnity Insurance Company	GA

TS Holdings, Inc.
	Owns 100% of I.Q. Data International, Inc.	WA